UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2023

BRIDGETOWN HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39623	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: +852 2514 8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	BTWNU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BTWN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	BTWNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 10, 2023, Bridgetown Holdings Limited, a Cayman Islands exempted company (“Bridgetown”), held an extraordinary general meeting of shareholders (the “EGM”). At the EGM, a total of 23,490,959 (78.387%) of Bridgetown’s issued and outstanding ordinary shares held of record as of September 1, 2023, the record date for the EGM, were present either in person or by proxy, which constituted a quorum for the transaction of business. Bridgetown’s shareholders voted on the following proposals at the EGM, which are defined and described in more detail in the definitive proxy statement/prospectus of Bridgetown, which was filed with the Securities and Exchange Commission on September 26, 2023 (the “Proxy Statement”). The shareholders approved each of the proposals listed below:

Proposal No. 1 - The Business Combination Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,549,978	931,654	9,327	0

Proposal No.2 - The Initial Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,550,044	931,534	9,381	0

Proposal No. 3 - The Adjournment Proposal

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the EGM, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of May 25, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Bridgetown, MoneyHero Limited, a Cayman Islands exempted company limited by shares (“PubCo”), Gemini Merger Sub 1 Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), Gemini Merger Sub 2 Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of PubCo (“Merger Sub 2”) and CompareAsia Group Capital Limited, a Cayman Islands exempted company limited by shares (the “Company”), are expected to be consummated on October 12, 2023. Following the consummation of the Transactions, the Class A ordinary shares and public warrants of PubCo are expected to begin trading on the Nasdaq Stock Market under the symbols “MNY” and “MNYWW”, respectively, on October 13, 2023.

Item 7.01	Regulation FD Disclosure.

In connection with the Business Combination, holders of 5,452,739 shares of Bridgetown’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.36 per share, for an aggregate redemption amount of $56,530,289.75.

Item 8.01.	Other Events

On October 10, 2023, Bridgetown issued a press release announcing the voting results of the EGM, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 10, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward Looking Statements

This Current Report on Form 8-K, including the description of the transactions, agreements, and other information contained herein and the exhibits hereto (collectively, this “communication”), includes “forward-looking statements” within the meaning of the United States federal securities laws with respect to the proposed Business Combination, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Bridgetown and the Company, which are all subject to change due to various factors including, without limitation, changes in general economic conditions. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of Bridgetown or the Company is not obtained; the risk that the Business Combination disrupts current plans and operations of Bridgetown or the Company as a result of the announcement and consummation of the Business Combination; PubCo’s inability to obtain or maintain the listing of its securities on Nasdaq following the Business Combination; failure to realize the anticipated benefits of Business Combination; risk relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by Bridgetown’s shareholders and the amount of funds available in the Bridgetown trust account; the Company’s ability to attract new and retain existing customers in a cost effective manner; competitive pressures in and any disruption to the industry in which the Company and its subsidiaries (the “Group”) operates; the Group’s ability to achieve profitability despite a history of losses; the Group’s ability to implement its growth strategies and manage its growth; the Group’s ability to meet consumer expectations; the success of the Group’s new product or service offerings; the Group’s ability to attract traffic to its websites; the Group’s internal controls; fluctuations in foreign currency exchange rates; the Group’s ability to raise capital; media coverage of the Group; the Group’s ability to obtain adequate insurance coverage; changes in the regulatory environments (such as anti-trust laws, foreign ownership restrictions and tax regimes) and general economic conditions in the countries in which the Group operates; the Group’s ability to attract and retain management and skilled employees; the impact of the COVID-19 pandemic or any other pandemic on the business of the Group; the success of the Group’s strategic investments and acquisitions, changes in the Group’s relationship with its current customers, suppliers and service providers; disruptions to the Group’s information technology systems and networks; the Group’s ability to grow and protect its brand and the Group’s reputation; the Group’s ability to protect its intellectual property; changes in regulation and other contingencies; the Group’s ability to achieve tax efficiencies of its corporate structure and intercompany arrangements; potential and future litigation that the Group may be involved in; and unanticipated losses, write-downs or write-offs, restructuring and impairment or other charges, taxes or other liabilities that may be incurred or required subsequent to, or in connection with, the consummation of the Business Combination and technological advancements in the Group’s industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement, Bridgetown’s periodic reports and other documents to be filed by PubCo or Bridgetown from time to time with the SEC). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither Bridgetown nor the Company presently know, or that Bridgetown or the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Bridgetown’s and the Company’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or Bridgetown’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Bridgetown and the Company anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, Bridgetown and the Company may elect to update these forward-looking statements at some point in the future, PubCo, Bridgetown and the Company specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by the Company nor Bridgetown or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing Bridgetown’s or the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of the Company and Bridgetown contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, Bridgetown or any other entity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridgetown Holdings Limited

By:	/s/ Matthew Danzeisen
Name:	Matthew Danzeisen
Title:	Director

Date: October 10, 2023